                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 1997

                                CASE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                1-13098                                76-0433811
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

  700 STATE STREET, RACINE, WISCONSIN                    53404
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                                 (414) 636-6011
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               PAGE 1 OF 6 PAGES

                           (EXHIBIT INDEX AT PAGE 5)

ITEM 5. OTHER EVENTS

  The press release of registrant dated May 14, 1997, filed as Exhibit 99 hereto disclosing, among other things, that the Board of Directors of Case Corporation authorized the purchase from time to time of up to 4 million shares of the Corporation's common stock, is incorporated herein by reference.

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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) EXHIBITS

     EXHIBIT NO. EXHIBIT
     ----------- -------
        99       Press release of registrant dated May 14, 1997.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Case Corporation

                                                 /s/ Kevin J. Hallagan
                                            -----------------------------------
                                          By:
                                                     Kevin J. Hallagan
                                               Associate General Counsel and
                                                    Assistant Secretary

May 23, 1997

                                 EXHIBIT INDEX

     EXHIBIT NO.                         DESCRIPTION                              PAGE
     -----------                         -----------                              ----
        99            Press release dated May 14, 1997, of Case Corporation.         6